Exhibit 99.1

CalAmp Reports Fiscal 2017 Third Quarter Financial Results

Strong revenue contribution from MRM telematics product sales;
Record international revenue at 28.5% of consolidated Q3 revenue;
Consolidated gross margin of 42%

IRVINE, CA, December 21, 2016 -- CalAmp (NASDAQ: CAMP), a leading provider of wireless products, services and solutions, today reported results for its fiscal 2017 third quarter ended November 30, 2016.

Revenue for the third quarter of fiscal 2017 was $83.4 million, an increase of 12% from the third quarter of fiscal 2016. The latest quarter included revenue of $29.9 million from LoJack products and services that was slightly lower than expected, as anticipated orders from two large international licensees were received late in the quarter and could not be fulfilled until early in the fourth quarter.

Michael Burdiek, CalAmp's President and Chief Executive Officer, said, “In the latest quarter Mobile Resource Management (MRM) telematics product sales reached the highest level of the last four quarters. We are optimistic about our near-term growth as visibility has improved markedly from earlier in the year when macro factors negatively impacted demand for fleet telematics products in the U.S. As we look ahead, we see a number of catalysts on the horizon to drive near and long-term growth for our novel portfolio of connected vehicle telematics solutions.”

Gross profit for the third quarter of fiscal 2017 was $35.1 million, an increase of $8.5 million over the same quarter last year. Gross margin was 42% in the fiscal 2017 third quarter, up from 36% in the third quarter of fiscal 2016.

The GAAP-basis net loss in the third quarter of fiscal 2017 was ($1.5) million, or ($0.04) per diluted share, compared to net income of $3.9 million, or $0.11 per diluted share, in the fiscal 2016 third quarter. Non-GAAP adjusted basis net income for the fiscal 2017 third quarter was $7.6 million, or $0.21 per diluted share, compared to non-GAAP adjusted net income of $11.4 million, or $0.31 per diluted share, in the third quarter of fiscal 2016. The third quarter earnings were impacted by higher legal expense of approximately $1.6 million over the comparable period last year and foreign currency exchange rate losses of $0.6 million.

Adjusted EBITDA for the third quarter of fiscal 2017 was $10.0 million and Adjusted EBITDA margin was 11.9%.

As of November 30, 2016, the company had total cash and marketable securities of $101 million and total debt outstanding of $145 million, which is the carrying amount of the company's 1.625% convertible notes in the face amount of $172.5 million. Net cash provided by operating activities was $0.5 million during the third quarter of fiscal 2017.

During the third quarter, the company purchased and retired approximately 975,000 shares of its common stock at an aggregate cost of $13.5 million pursuant to a stock repurchase plan adopted in June 2016. As of November 30, 2016, the remaining authorization for additional share purchases under this plan is $3.1 million.

CalAmp Reports Fiscal 2017 Third Quarter Financial Results

Recent Business and Financial Highlights
●	Revenue from international customers reached a record of 28.5% of consolidated quarterly revenues.
●	MRM telematics product sales reached the highest level of the past four quarters with fleet and connected car device revenue at record levels.
●	SaaS revenue grew 6% sequentially, driven by solid fleet subscriber growth and outstanding performance from LoJack Italy.
●

The company announced today that its Executive Vice President, Chief Financial Officer and Corporate Secretary, Rick Vitelle, plans to retire from the company after sixteen years of service. Mr. Vitelle will remain with the company until his successor is recruited and fully on-boarded, to ensure an orderly and seamless transition.

Business Outlook
The outlook for the fourth quarter ending February 28, 2017 is:
●	Consolidated revenue in the range of $84 to $89 million.
●	GAAP basis net income in the range of $.05 to $0.09 per diluted share and non-GAAP net income in the range of $0.25 to $0.31 per diluted share.
●	Adjusted EBITDA in the range of $11 to $15 million.

Conference Call and Webcast
CalAmp is hosting a conference call for analysts and investors to discuss its fiscal 2017 third quarter results and outlook for its fiscal 2017 fourth quarter at 1:30 p.m. Pacific Time today. Participants can listen in via webcast by visiting the Investor Relations section of CalAmp's website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 30 days after the call. The conference call can also be accessed by dialing 855-302-8830 (+1-330-871-6073 for international callers) and using the Conference ID# 35586307. Following the call, an audio replay will also be available by calling 855-859-2056 or +1-404-537-3406 and entering the Conference ID# 35586307. The audio replay will be available through December 28, 2016.

About CalAmp
CalAmp (NASDAQ: CAMP) is a pure-play pioneer in the connected vehicle and broader Industrial Internet of Things marketplace. The company's extensive portfolio of intelligent communications devices, robust and scalable telematics cloud services, and targeted software applications streamline otherwise complex Machine-to-Machine (M2M) deployments. These solutions enable customers to optimize their operations by collecting, monitoring and efficiently reporting business-critical data and desired intelligence from high-value mobile and remote assets. CalAmp is headquartered in Irvine, California and has been publicly traded since 1983. For more information, please visit www.calamp.com.

CalAmp Reports Fiscal 2017 Third Quarter Financial Results

Forward-Looking Statements
Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including the outlook for our fiscal 2017 fourth quarter operating results. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including global economic conditions, competitive pressures and pricing declines, softer-than-expected demand from key customers, intellectual property infringement claims, and other risks or uncertainties that are described in Part I, Item 1A of our Annual Report on Form 10-K for fiscal 2016 as filed on April 20, 2016 with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures
“GAAP" refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This press release includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. CalAmp believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this press release, CalAmp reports the non-GAAP financial measures of Adjusted Basis net income, Adjusted Basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization, Stock-Based Compensation and certain other adjustments as detailed in the accompanying non-GAAP reconciliation), and Adjusted EBITDA margin. Adjusted Basis net income excludes the impact of intangibles amortization expense, stock-based compensation, acquisition and integration expenses, and certain other adjustments as shown in the non-GAAP reconciliation provided in the table at the end of this press release. CalAmp uses these non-GAAP financial measures to enhance the investor's overall understanding of the financial performance and future prospects of CalAmp's core business activities. Specifically, CalAmp believes that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

AT CALAMP:	AT NMN ADVISORS:
Garo Sarkissian	Nicole Noutsios
SVP, Corporate Development	(510) 315-1003
(949) 600-5600	nicole@nmnadvisors.com

CalAmp Reports Fiscal 2017 Third Quarter Financial Results

CAL AMP CORP.
CONSOLIDATED INCOME STATEMENTS
(Unaudited, in thousands except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2016	2015	2016	2015
Revenues	$83,350	$74,675	$264,976	$209,912

Cost of revenues	48,233	48,101	157,411	134,509

Gross profit	35,117	26,574	107,565	75,403

Operating expenses:
Research and development	5,297	5,121	17,273	14,681
Selling	12,818	5,975	36,809	17,320
General and administrative	11,352	5,202	38,619	14,885
Intangible asset amortization	3,857	1,663	11,203	4,962
	33,324	17,961	103,904	51,848
Operating income	1,793	8,613	3,661	23,555
Non-operating income (expense):
Investment income	201	438	1,109	423
Interest expense	(2,479)	(2,252)	(7,377)	(5,180)
Other income (expense)	(587)	6	(174)	(23)
	(2,865)	(1,808)	(6,442)	(4,780)
Income (loss) before income taxes and
equity in net loss of affiliate	(1,072)	6,805	(2,781)	18,775

Income tax benefit (provision)	(135)	(2,603)	120	(7,015)

Income (loss) before equity in net loss of affiliate	(1,207)	4,202	(2,661)	11,760

Equity in net loss of affiliate	(320)	(326)	(1,004)	(326)
Net income (loss)	$(1,527)	$3,876	$(3,665)	$11,434

Earnings (loss) per share:
Basic	$(0.04)	$0.11	$(0.10)	$0.32
Diluted	$(0.04)	$0.11	$(0.10)	$0.31

Shares used in computing earnings (loss) per share:
Basic	35,731	36,319	36,196	36,138
Diluted	35,731	36,803	36,196	36,728

BUSINESS SEGMENT INFORMATION
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2016	2015	2016	2015
Revenues
Wireless DataCom	$83,350	$62,842	$249,907	$182,487
Satellite	-	11,833	15,069	27,425
Total revenues	$83,350	$74,675	$264,976	$209,912

Gross profit
Wireless DataCom	$35,117	$23,416	$103,836	$68,102
Satellite	-	3,158	3,729	7,301
Total gross profit	$35,117	$26,574	$107,565	$75,403

Operating income
Wireless DataCom	$3,171	$7,389	$9,243	$21,808
Satellite	-	2,415	1,547	5,192
Corporate expenses	(1,378)	(1,191)	(7,129)	(3,445)
Total operating income	$1,793	$8,613	$3,661	$23,555

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CalAmp Reports Fiscal 2017 Third Quarter Financial Results

CAL AMP CORP.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	November 30,	February 29,
	2016	2016
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$75,147	$139,388
Short-term marketable securities	25,675	88,718
Accounts receivable, net	66,969	49,432
Inventories	31,484	16,731
Prepaid expenses and other current assets	7,847	4,498

Total current assets	207,122	298,767

Property, equipment and improvements, net	21,676	11,225
Deferred income tax assets	28,024	30,213
Goodwill	63,564	16,508
Other intangible assets, net	71,074	17,010
Other assets	11,287	10,640
	$402,747	$384,363

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$33,392	$24,938
Accrued payroll and employee benefits	10,977	6,814
Deferred revenue	15,243	9,438
Other current liabilities	14,380	8,375

Total current liabilities	73,992	49,565

1.625% convertible senior unsecured notes	145,021	139,800
Other non-current liabilities	15,244	5,551

Stockholders' equity:
Common stock	355	367
Additional paid-in capital	212,137	229,159
Accumulated deficit	(43,518)	(39,853)
Accumulated other comprehensive loss	(484)	(226)

Total stockholders' equity	168,490	189,447

	$402,747	$384,363

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CalAmp Reports Fiscal 2017 Third Quarter Financial Results

CAL AMP CORP.
CONSOLIDATED CASH FLOW STATEMENTS
(Unaudited - In thousands)

	Nine Months Ended
	November 30, 2016
	2016	2015
Cash flows from operating activities:
Net income (loss)	$(3,665)	$11,434
Depreciation expense	6,034	2,608
Intangible assets amortization expense	11,203	4,962
Stock-based compensation expense	5,669	4,211
Amortization of convertible debt issue costs and discount	5,221	3,502
Deferred tax assets, net	(511)	6,595
Equity in net loss of affiliate	1,004	326
Impairment of internal use software	1,364	-
Changes in operating working capital	(6,512)	4,320
Other	(12)	(87)

Net cash provided by operating activities	19,795	37,871

Cash flows from investing activities:
Proceeds from maturities of marketable securities	88,742	35,552
Purchases of marketable securities	(25,699)	(142,032)
Capital expenditures	(5,818)	(3,388)
Acquisition of Crashboxx	-	(1,500)
Acquisition of LoJack, net of cash acquired	(116,982)	-
Advances to unconsolidated subsidiary	(1,401)	(2,156)
Other	(51)	(95)

Net cash used in investing activities	(61,209)	(113,619)

Cash flows from financing activities:
Proceeds from issuance of convertible notes	-	172,500
Payments of debt issuance costs	-	(5,291)
Purchase of convertible note hedges	-	(31,343)
Proceeds from issuance of warrants	-	15,991
Payment of acquisition-related note and contingent consideration	-	(1,687)
Repurchases of common stock	(21,923)	-
Taxes paid related to net share settlement of vested equity awards	(1,614)	(2,520)
Proceeds from exercise of stock options	834	592

Net cash provided (used) by financing activities	(22,703)	148,242

Effect of exchange rate changes on cash	(124)	-

Net change in cash and cash equivalents	(64,241)	72,494

Cash and cash equivalents at beginning of period	139,388	34,184

Cash and cash equivalents at end of period	$75,147	$106,678

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CalAmp Reports Fiscal 2017 Third Quarter Financial Results

CAL AMP CORP.
RECONCILIATION OF NON-GAAP MEASURES TO GAAP
(Unaudited)

"GAAP" refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This press release includes historical non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. CalAmp believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. The presentation of historical non-GAAP financial measures is not meant to be considered in isolation from or as a substitute for results prepared in accordance with GAAP.

In this press release, CalAmp reports the non-GAAP financial measures of Adjusted basis net income, Adjusted basis net income per diluted share, Adjusted EBITDA (Earnings Before Investment Income, Interest Expense, Taxes, Depreciation, Amortization and Stock-Based Compensation and other adjustments as identified below), and Adjusted EBITDA margin. CalAmp uses these non-GAAP financial measures to enhance the investor's overall understanding of the financial performance and future prospects of CalAmp's core business activities. Specifically, CalAmp believes that the use of these non-GAAP measures facilitates the comparison of results of core business operations between its current and past periods.

The reconciliation of the GAAP basis net income (loss) to Adjusted basis (non-GAAP) net income is as follows (in thousands except per share amounts):

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2016	2015	2016	2015
GAAP basis net income (loss)	$(1,527)	$3,876	$(3,665)	$11,434

Intangible assets amortization expense	3,857	1,663	11,203	4,962
Stock-based compensation expense	2,064	1,602	5,669	4,211
Non-cash interest expense from amortization of debt discount	1,562	1,370	4,631	3,106
GAAP basis income tax provision (benefit)	135	2,603	(120)	7,015
Equity in net loss of affiliate	320	326	1,004	326
Acquisition and integration expenses	630	-	4,169	-
Non-cash cost of sales and depreciation on markup of
LoJack inventory and fixed assets	186	-	4,867	-
Legal arbitration expenses for LoJack battery claim	196	-	1,656	-
Adjusted basis income before income taxes	7,423	11,440	29,414	31,054
Income tax benefit (provision) (non-GAAP basis) (a)	138	(57)	(709)	(344)
Adjusted basis net income	$7,561	$11,383	$28,705	$30,710

Adjusted basis net income per diluted share	$0.21	$0.31	$0.78	$0.84
Weighted average common shares outstanding on diluted basis	36,087	36,803	36,651	36,728

(a)	The non-GAAP income tax provision represents cash taxes paid or payable for the period after giving effect to the utilization of net operating loss and tax credit carryforwards.

The reconciliation of GAAP basis net income (loss) to Adjusted EBITDA, and the calculation of Adjusted EBITDA margin, are as follows (dollars in thousands):

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2016	2015	2016	2015
GAAP basis net income (loss)	$(1,527)	$3,876	$(3,665)	$11,434

Investment income	(201)	(438)	(1,109)	(423)
Interest expense	2,479	2,252	7,377	5,180
GAAP basis income tax provision (benefit)	135	2,603	(120)	7,015
Depreciation expense	2,002	933	6,034	2,608
Intangible assets amortization expense	3,857	1,663	11,203	4,962
Stock-based compensation expense	2,064	1,602	5,669	4,211
Equity in net loss of affiliate	320	326	1,004	326
Acquisition and integration expenses	630	-	4,169	-
Non-cash cost of sales on markup of LoJack inventory	-	-	4,319	-
Legal arbitration expenses for LoJack battery claim	196	-	1,656	-
Adjusted EBITDA	$9,955	$12,817	$36,537	$35,313

Revenue	$83,350	$74,675	$264,976	$209,912
Adjusted EBITDA margin	11.9%	17.2%	13.8%	16.8%

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